Exhibit 10.53

NOTE MODIFICATION AGREEMENT

BY AND BETWEEN ALAN M. MECKLER
("LENDER") AND

WEBMEDIABRANDS INC. AND MEDIABISTRO.COM INC.
(COLLECTIVELY, "BORROWER")

EFFECTIVE DATE: September 1, 2010

On or about May 29, 2009 ("Note Date"), Borrower executed a Promissory Note ("Note") in favor of Lender. This Note was in the original principal face amount of Seven Million One Hundred Ninety-Seven Thousand One Hundred Forty-Three and 21/100 Dollars ($7,197,143.21), bearing interest at Four and 70/100 percent (4.70%) per annum with a stated final maturity date of May 29, 2016. Lender funded the Note with a portion of the proceeds of the Promissory Note dated May 29, 2009 (the "Mirror Note") of Lender and Ellen L. Meckler to Bank of America, N.A. in the original principal amount of Nine Million Two Hundred Twenty-Five Thousand Dollars ($9,225,000.00). Lender and Borrower intend that the principal and interest payments under the Note will be utilized by Lender to make payments due under the Mirror Note. Lender and Ellen M. Meckler have modified the Mirror Note for a modification fee of Twelve Thousand Dollars ($12,000.00) and desire to amend the Note similarly. Lender remains the owner and holder of the Note and has agreed with Borrower to modify certain provisions of the Note.

Now, therefore, in consideration of these premises and the exchange of other good and valuable consideration, the receipt of which is hereby acknowledged, Lender and Borrower agree to modify the Note as follows:

1.        The outstanding principal amount evidenced by the Note as of the Effective Date is Six Million Forty-Seven Thousand Dollars ($6,047,000).

2.        The interest rate at which the outstanding principal amount of the Note will accrue interest is changed to Three and 40/100 percent (3.40%) per annum.

3.        The Note is hereby further amended by replacing in its entirety Section 1(b) of the Note with the following:

"Interest only shall be payable monthly in arrears commencing on October 1, 2010 and continuing on the first day of each succeeding calendar month until June 1, 2014. Thereafter, monthly and principal and interest payment in the amount of Forty-Two Thousand Nine Hundred Forty and 91/100 Dollars ($42,940.91) shall be payable in consecutive monthly installments commencing July 1, 2014 and continuing on the first day of each succeeding calendar month thereafter. The outstanding principal amount of this Note, together with all interest accrued thereon and all other amounts due and payable by the Maker hereunder and under the security or other documents, instruments and agreements executed in connection with this Note (collectively, the "Loan Documents") shall be due and payable in full on May 29, 2016."

4.           Any reference to the imposition of a late charge is deleted in its entirety.

5.           As an inducement for Lender to enter into this Note Modification Agreement, simultaneously with the execution of this Note Modification Agreement, Borrower shall deliver to Lender a modification fee of Eight Thousand Nine Hundred Eighty-Six and 25/100 Dollars ($8,986.25).

6.           By this Note Modification Agreement, all liens, security interests, assignments, superior titles and priorities securing the Note are hereby ratified and confirmed as valid and subsisting and continue to secure the Note as modified herein. Nothing in this Note Modification Agreement shall in any manner impair, diminish or extinguish any of the liens or any covenant, condition, agreement or stipulation in the Note or any pledge and/or security agreement, and the same except as herein modified shall continue in full force and effect.

7.           Except as hereby specifically amended, modified or supplemented, the Note is hereby confirmed and ratified in all respects and remains in full force and effect according to its respective terms. This Note Modification Agreement does not constitute a novation of the Note. When executed by Lender and Borrower, this Agreement shall be attached to and become a part of the Note.

8.     This Note Modification Agreement shall be binding upon and shall inure to the benefit of the heirs, successors and assigns of the respective parties hereto.

NOTICE OF FINAL AGREEMENT.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN BORROWER AND LENDER WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN BORROWER AND LENDER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN BORROWER AND LENDER WITH RESPECT TO THE SUBJECT MATTER HEREOF.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Note Modification Agreement to be executed under seal by Borrower on this 1st day of September 2010.

Borrower:

WebMediaBrands Inc. (SEAL)

By:  /s/ Mitchell Eisenberg
Name:  Mitchell Eisenberg
Title:  EVP & General Counsel

 Mediabistro.com Inc. (SEAL)

By:  /s/ Mitchell Eisenberg
Name:  Mitchell Eisenberg
Title:  EVP & General Counsel

Lender

/s/ Alan M. Meckler
Alan M. Meckler (Seal)